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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                             ___________________

                                  FORM 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): December 31, 2004

                       FARMSTEAD TELEPHONE GROUP, INC.
           (Exact name of registrant as specified in its charter)


            Delaware                   0-15938             06-1205743
(State or other jurisdiction of      (Commission         (IRS Employer
         incorporation)              File Number)     Identification No.)


    22 Prestige Park Circle, East Hartford, CT             06108-3728
     (Address of principal executive offices)              (Zip Code)


     Registrant's telephone number, including area code: (860) 610-6000

___________________________________________________________________________
       (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

      On March 2, 2005, Farmstead Telephone Group, Inc. issued a press release announcing the appointment of Nevelle R. Johnson to the position of Executive Vice President, effective March 1, 2005. Mr. Johnson's responsibilities will include the re-direction and growth of the Company's national sales organization, as well as the implementation of new product and service offerings. A copy of the press release is attached as Exhibit 99 (a).

      The Company and Mr. Johnson have entered into an employment agreement (the "Agreement") expiring December 31, 2008 which includes the following key provisions: (i) an initial annual base salary of $200,000; (ii) an annual bonus of up to 50% of base salary based upon attaining earnings targets approved by the Board of Directors; (iii) the grant of a five-year warrant to purchase up to 250,000 shares of common stock at an exercise price equal to the fair market value of the common stock on the effective date of his employment, with vesting as follows - 100,000 shares on March 1, 2006, 100,000 shares on March 1, 2007 and 50,000 shares on March 1, 2008; and (iv) payment by the Company of life insurance premiums not exceeding $5,000 per month, provided that the Company attains at least 75% of targeted earnings.

      The Agreement provides severance pay should Mr. Johnson terminate the Agreement for "good cause", as defined, or should the Company terminate the Agreement without cause, or in the event of a change in control of the Company, as defined. Severance pay would amount to three times the amount of the then-current base salary and the average bonus paid during the three most recent calendar years. Mr. Johnson would not be entitled to any severance or other compensation if he voluntarily terminates his employment or if the Company terminates the Agreement "for cause", as defined.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

     4(a) Warrant to Purchase common stock of Farmstead Telephone Group, Inc. issued to Nevelle R. Johnson March 1, 2005.

    10(a) Employment Agreement dated March 1, 2005 between Farmstead Telephone Group, Inc. and Nevelle R. Johnson

    99(a)   Press release dated March 2, 2005.


                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By: /s/Robert G. LaVigne
                                           --------------------------
                                           Robert G. LaVigne
                                           Executive Vice President &
                                           Chief Financial Officer


Date: March 3, 2005


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